EXHIBIT 10.3
Version 31 Jan 2006

COMMERCIAL SPACE LEASE

1.    Parties. This lease dated February 1, 2006 is made by and between, LAMONICA PROPERTIES, a partnership (herein called “LANDLORD”) and   CHAPEAU, INC.dba BLUEPOINT ENERGY, INC. (herein called “TENANT”).
Said Lease is subject to the terms, covenants, and conditions herein set forth and the TENANT covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants, and conditions by it to be kept and performed and that this Lease is made upon the conditions of said performance.
2.    Premises. LANDLORD does hereby lease to TENANT and TENANT hereby leases from LANDLORD, that certain space as set forth in Exhibit “C”, attached hereto and by this reference incorporated herein, including equipment located therein, (herein called “PREMISES”), said PREMISES having an area of approximately 45,028 square feet.
3.    Term. The term of this Lease shall be for THREE (3) YEARS commencing on the 1st day of February, 2006, and ending on the 31st day of January, 2009.
Provided that TENANT is in compliance with the terms of this Lease, TENANT shall have an option to extend this Lease upon the same terms, save and except for rent, for an additional term of TWO (2) years, such option to be exercised in writing by TENANT not later than Sixty (60) days prior to expiration of the original term.
4.    Rent. TENANT agrees to pay to LANDLORD as rental for the PREMISES:
(a) the sum of Eighteen Thousand One Hundred Eighty-six and 00/100 Dollars ($18,186.00) per month for months ONE through TWELVE of the term hereof;

________/_________

Version 31 Jan 2006

(b) the sum of Eighteen Thousand Seven Hundred Thirty-one and 00/100 Dollars ($18,731.00) per month for months THIRTEEN through TWENY-FOUR of the term hereof;
(c) the sum of Nineteen Thousand Two Hundred Ninety-three and 00/100 Dollars ($19,293.00) per month for months TWENTY-FIVE through THIRTY-SIX of the term hereof.
Rent shall be due on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during any term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be prorated, based upon a thirty (30) day month. Said rental amount shall be paid to LANDLORD, without deduction or off set, to such person as LANDLORD may, from time to time, designate in writing.
The rental amounts set forth herein include any real property taxes and assessments assessed and levied against the PREMISES and LANDLORD’S insurance premiums upon the PREMISES for fire and extended coverage at rates in force at the beginning of the lease. If the rates of either or both of the property taxes and LANDLORD’S insurance premiums increase faster than the base rate of escalation of rents stated above, the portion of the increased costs exceeding the base rate shall be apportioned to TENANT. Apportionment shall reflect building space occupied by TENANT relative to total building area subject to property tax and/or insurance premiums. TENANT'S share of the excess costs shall be paid in equal monthly payments at the same time as rent payments.

________/_________

Version 31 Jan 2006

5.    Security Deposit. TENANT will deposit with LANDLORD the sum of ($19,293.00) to be held as security for the faithful performance by TENANT of all the terms, covenants, and conditions of this Lease to be kept and performed by TENANT during any term hereof. If TENANT defaults with respect to any provision of this Lease including, but not limited to the provisions relating to the payment of rent, LANDLORD may (but shall not be required to) use apply, or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amounts which LANDLORD may spend or become obligated to spend by reason of TENANT’S default, or to compensate LANDLORD for any other loss or damage which LANDLORD may suffer by reason of TNENAT’S default. If any portion of said deposit is so used for applied, TENANT shall, within five (5) days after written demand therefor, deposit cash with LANDLORD in an amount sufficient to restore the security deposit to its original amount. LANDLORD shall not be required to keep this security deposit separate from its general funds and TENANT shall not be entitled to interest on such deposit. If TENANT shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit, or any balance thereof, shall be returned to TENANT at the expiration of the Lease.

6.    Use. TENANT shall use the PREMISES for Production of Co-generation Equipment and Stamped Metal Products Purposes and shall not use or permit the PREMISES to be used for any other purpose without the prior written consent of LANDLORD.
TENANT shall not do or permit anything to be done in or about the PREMISES nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the PREMISES, the building complex, or any of its contents, or cause cancellation of any insurance policy covering said Complex or any part thereof, or any of its contents.
TENANT shall not keep, maintain, place, or store any article of any nature, particularly refuse or garbage, in or about the exterior of the PREMISES.
TENANT shall not do or permit anything to be done in or about the PREMISES which will, in any way, obstruct or interfere with the rights of other tenants or occupants of the Complex or injury or annoy them or use or allow the PREMISES to be used for any improper, immoral, unlawful, or objectionable purpose, nor shall TENANT cause, maintain, or permit any nuisance in, or, or about the PREMISES. TENANT shall not commit or suffer to be committed any waste in or upon the PREMISES.

________/_________

Version 31 Jan 2006

TENANT shall not use the PREMISES or permit anything to be done in or about the PREMISES which will, in any way, conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.
In the event that TENANT shall do or permit anything to be done in violation of these usage provisions, LANDLORD shall have, in addition to all other remedies, the right, but not the duty, to take reasonable steps to enforce compliance therewith and, should LANDLORD incur any cost or damages as a result of such violation, TENANT shall immediately pay the same to LANDLORD.
7.    Improvements, Alterations and Additions. TENANT shall not make any alterations, additions, or improvements to or of the PREMISES or any part thereof without the written consent of LANDLORD first had and obtained: and any alterations, additions or improvements to or of said PREMISES, excepting movable furniture and trade fixtures, shall on the expiration of the term, become a part of the realty and belong to the LANDLORD and shall be surrendered with the PREMISES. In the event LANDLORD consents to the making of any alterations, additions, or improvements to the PREMISES by TENANT, the same shall be made by TENANT at TENANT’S sole cost and expense, and any contract or person selected by TENANT to make the same must first be approved of, in writing, by the LANDLORD.
TENANT has requested that LANDLORD provide additional office space in 20 Industrial Parkway. Within 90 days of the effective date of this lease, LANDLORD will present a plan and cost estimate for the additional office space based on LANDLORD’S understanding of TENANT'S requirements. Upon written approval of the plan by TENANT and issuance of a building permit for the improvements, LANDLORD will cause construction of the additional office space in accordance with the plan. Prior to construction, LANDLORD and TENANT will amend this lease to adjust the rent to recover the costs of construction and financing over the remaining initial term of the lease. Any additional costs due to changes requested by TENANT after written approval of the plan will be the financial responsibility of TENANT. Such additional costs will be payable when incurred. After completion of this planned construction, TENANT will be responsible for any other improvements or additions and will be governed by the requirements of this section.

________/_________

Version 31 Jan 2006

TENANT accepts the PREMISES in “as is” condition including alterations, additions, improvements, and pre-existing damage made or accepted by the previous tenant and assumes all responsibility and expense for removal and repair as required by LANDLORD . Upon the expiration or sooner termination of the term hereof, TENANT shall, upon written demand by LANDLORD, given at least thirty (30) days prior to the end of the term, at TENANT’S sole cost and expense, forthwith remove any such alterations, additions, or improvements designated by LANDLORD and repair any damage to the PREMISES caused by such removal.
8.    Condition of Premises and Repairs. By taking possession of the PREMISES, TENANT shall be deemed to have accepted the PREMISES as being in good, sanitary order, condition, and repair. TENANT shall, at TENANT’S sole cost and expense during any term hereof, keep the PREMISES and every part thereof including but not limited to all entry and loading doors and interior doors and windows, in good condition and repair, ordinary wear and tear excepted.
Except as specifically provided herein, LANDLORD shall have no obligation whatsoever to alter, remodel, improve, repair, decorate, or paint the PREMISES or any part thereof; and the parties hereto affirm that LANDLORD has made no representations to TENANT respecting the condition of the PREMISES or the building complex except as specifically herein set forth.

________/_________

Version 31 Jan 2006

LANDLORD shall repair and maintain the structural portions and exterior walls of the Building Complex and PREMISES (except doors and windows therein). TENANT shall maintain and repair any basic plumbing, air conditioning, heating, and electrical systems installed or furnished by LANDLORD. LANDLORD shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to LANDLORD by TENANT. Except as provided herein, there shall be no abatement of rent and no liability of LANDLORD by reason of any injury to or interference with TENANT’S business arising from the making or any repairs, alterations, or improvements in or to any portion of the Building Complex or the PREMISES or in or to fixtures, appurtenances, and equipment therein.
9.    Liens. TENANT shall keep the PREMISES and the property in which the PREMISES are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by TENANT. LANDLORD may require, at LANDLORD’S sole option, that TENANT shall provide to LANDLORD, at TENANT’S sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 ½) times any and all estimated cost of any improvements, additions, or alterations in the PREMISES, to insure LANDLORD against any liability for mechanic’s and material men’s liens and to insure completion of the work.
10.    Assignment and Subletting. TENANT shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest therein, and shall not sublet the said PREMISES or any part thereof, or any right or privilege appurtenant thereto , or suffer any other person (the employees, agents, servants, and invitees of TENANT excepted) to occupy or use the said PREMISES, or any portion thereof, without the written consent of LANDLORD first had and obtained.

________/_________

Version 31 Jan 2006

11.    Hold Harmless. TENANT shall indemnify and hold harmless LANDLORD against and from any and all claims arising from TENANT’S use of the PREMISES or the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the TENANT in or about the PREMISES or Building Complex and shall further indemnify ad hold harmless LANDLORD against and from any and all claims arising from any breach or default in the performance of any obligation on TENANT’S part to be performed under the terms of this Lease, or arising from any act or negligence of the TENANT, or any officer, agent, employee, guest, or invitee of TENANT, and from all and against all cost, attorney’s fees, expenses, and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against LANDLORD by reason of any such claim, TENANT, upon notice from LANDLORD, shall defend the same at TENANT’S expense by counsel reasonably satisfactory to LANDLORD. TENANT, as a material part of the consideration to LANDLORD, hereby assumes all risk of and waives all claims in respect of damage to property or injury to persons, in, upon, or about the PREMISES and Building Complex from any cause other than LANDLORD’S negligence.
LANDLORD or its agent shall not be liable for any damage to property entrusted to employees of LANDLORD nor for loss or damage to TENANT’S property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosions, falling plaster, gas, electricity, water, or rain which may leak from any part of the Building Complex or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface or from any other place, resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence or LANDLORD, its agents, servants, or employees. LANDLORD or its agent shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by TENANT, nor shall LANDLORD be liable for any latent defect in the PREMISES or in the building. TENANT shall give prompt notice to LANDLORD in case of fire or accident in the PREMISES or in the Building Complex or of defects therein or in the fixtures or equipment.

________/_________

Version 31 Jan 2006

12.    Subrogation. As long as their respective insurers so permit, LANDLORD and TENANT hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit or the respective parties. Each party shall obtain any special endorsement, if required, by their insurer to evidence compliance with the aforementioned waiver.
13.    Insurance. TENANT shall, at TENANT’S expense, obtain and keep in force during any term of this Lease a policy of comprehensive public liability insurance in amounts or ONE MILLION DOLLARS ($1,000,000.00), insuring LADLORD and TENANT against any liability arising out of the ownership, use, occupancy, or maintenance of the PREMISES and all areas appurtenant thereto and the use of motor vehicles in connection therewith by TENANT, its officers, agents, employees, and invitees. The limit of said insurance shall not, however, limit the liability of the TENANT hereunder. Further, TENANT shall maintain comprehensive, extended coverage insurance upon its property upon the PREMISES. TENANT shall deliver to LANDLORD prior to occupancy of the PREMISES, copies of policies of insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to LANDLORD. No policy shall be cancel able or subject to reduction of coverage except after ten (10) days prior written notice to LANDLORD.
14.    Utilities. LANDLORD shall furnish to TENANT at the PREMISES reasonable water and sewer service without any charge. TENANT shall pay all charges for any or its other utility services including trash removal.
15.     Rules and Regulations. TENANT shall faithfully observe and comply with the rules and regulations that LANDLORD shall, from time to time, promulgate. LANDLORD reserves the right, from time to time, to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon LANDLORD delivering of a copy of them to TENANT. LANDLORD shall not be responsible to TENANT for the nonperformance of any of said rules by any other tenants or occupants.

________/_________

Version 31 Jan 2006

16.    Entry by Landlord. LANDLORD reserves and shall at any and all times have the right to enter the PREMISES, inspect the same, supply any service to be provided by LANDLORD to TENANT hereunder, to submit said PREMISES to prospective purchasers or tenants, to post notice of non-responsibility, and to alter, improve, or repair the PREMISES and any portion of the Building Complex of which the PREMISES are a part that LANDLORD may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. TENANT hereby waives any claim for damages or for any injury or inconvenience to or interference with TENANT’S business, any loss of occupancy, or quiet enjoyment of the PREMISES, and any other loss occasioned thereby. For each of the aforesaid purposes, LANDLORD shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the PREMISES, excluding TENANT’S vaults, safes, and files, and LANDLORD shall have the right to use any and all means which LANDLORD may deem proper to open said doors in an emergency, in order to obtain entry to the PREMISES except for any failure to exercise due care for TENANT’S property. Any entry to the PREMISES obtained by LANDLORD by any of said means, or otherwise, shall not, under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the PREMISES, or an eviction of TENANT from the PREMISES or any portion thereof.
17.    Reconstruction. In the event the PREMISES or the Building Complex or which the PREMISES are a part are damaged by fire or other perils covered by extended coverage insurance, LANDLORD agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that TENANT shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the TENANT in the PREMISES. If the damage is due to the fault or neglect of TENANT or its employees, there shall be no abatement of rent.

________/_________

Version 31 Jan 2006

In the event the PREMISES or the Building of which the PREMISES are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then LANDLORD shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as herein above in this Article provided; or (2) give notice to TENANT at any time within thirty (30) and no more than sixty (60) days the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the TENANT in the PREMISES shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the TENANT in the PREMISES, shall be paid up to date of such termination.
LANDLORD, shall not be required to repair any injury or damage by fire, or other cause, to any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the PREMISES by TENANT.
TENANT shall not be entitled to any compensation or damages from LANDLORD for loss of the use of the whole or any part of the PREMISES, TENANT’S personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.
18.    Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by TENANT:
(a) The vacating or abandonment of the PREMISES by TENANT.
(b) The failure by TENANT to make any payment of rent or any other payment required to be made by TENANT hereunder, as and when due.

________/_________

Version 31 Jan 2006

(c) Except as to payment of rent or other payments received of TENANT hereunder, the failure by TENANT to observe or perform any of the other covenants, conditions, or provisions of this Lease to be observed or performed by TENANT where such failure shall continue for a period of five (5) days after written notice thereof by LANDLORD to TENANT; provided, however, that if the nature of TENANT’S default is such that more than five (5) days are reasonably required for its cure, then TENANT shall not be deemed to be in default if TENANT commences such cure within said five (5) day period and thereafter diligently prosecutes such cure to completion.
19.    Remedies in Default . In the event of any such material default or breach by TENANT, LANDLORD may at any time thereafter, with or without notice or demand and without limiting LANDLORD in the exercise of a right or remedy which LANDLORD may have by reason of such default or breach:
(a) Terminate TENANT’S right to possession of the PREMISES by any lawful means, in which case this Lease shall terminate and TENANT shall immediately surrender possession of the PREMISES to LANDLORD. In such event LANDLORD shall be entitled to recover from TENANT all damages incurred by LANDLORD by reason of TENANT’S default, including but not limited to, the cost of recovering possession of the PREMISES; expenses of re-letting, including necessary renovation and alteration of the PREMISES, reasonable attorney’s fees, the worth at the time of award by the Court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that TENANT proves could be reasonably avoided.
In the event TENANT shall have abandoned the PREMISES, LANDLORD shall have the option of: (a) taking possession of the PREMISES and recovering from TENANT the amount specified in this paragraph; or (b) proceeding under the provisions of the following paragraph.
(b)  Maintain TENANT’S right to possession, in which case this Lease shall continue in effect whether or not TENANT shall have abandoned the PREMISES. In such event LANDLORD shall be entitled to enforce all of LANDLORD’S rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

________/_________

Version 31 Jan 2006

(c)  Pursue any other remedy now or hereafter available to LANDLORD under the laws or judicial decision of the State of Nevada without election.
20.    Parking. TENANT shall have the right to use SIX (6) designated parking spaces at 12 Industrial Parkway and EIGHTEEN parking spaces at 20 Industrial Parkway as LANDLORD shall specify to be located adjacent or near to TENANT’S PREMISES. Said parking spaces are delineated on Exhibit “C”, attached hereto. LANDLORD shall have the right during the term hereof and any extended term, to change the location of said parking spaces upon sixty (60) days written notice to TENANT.
TENANT shall not use or permit to be used any spaces other than the designated parking spaces except upon the prior written consent of LANDLORD.
21.    Snow Removal. LANDLORD will have parking areas and driveways plowed when there is a six (6) inch accumulation of snow on the ground. It is the TENANT’S responsibility to shovel the snow on the sidewalk fronting TENANT’S leased PREMISES.
22.    Signs. TENANT shall not place or erect any signs of any nature on any part of the PEMISES or LANDLORD’S property adjacent to the PREMISES without prior written approval of LANDLORD.
23.    General Provisions.
(a) NOTICE. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the LANDLORD to the TENANT shall be sent by United States Mail, postage prepaid, addressed to the TENANT at the PREMISES, or to such other place as TENANT may, from time to time, designate in a notice to the LANDLORD. All notices and demands by the TENANT to the LANDLORD shall be sent by United States Mail, postage prepaid, addressed to the LANDLORD at the Office of the Building, or to such other person or place as the LANDLORD may, from time to time, designate in a notice to the TENANT.

________/_________

Version 31 Jan 2006

(b) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.
(c) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.
(d) LATE CHARGES, DISHONORED CHECKS, AND INTEREST. If any installment of rent or of a sum due from TENANT shall not be received by LANDLORD within five (5) days from the date due, then TENANT shall pay to LANDLORD a late charge equal to Ten Percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs that LANDLORD will incur by reason of the late payment by TENANT. Any amount due LANDLORD hereunder not paid when due shall bear interest at the maximum rate then allowable by law, not less than Twelve Percent (12%), from the due date. Interest shall not be payable on late charges, nor on any amounts upon which late charges are paid by TENANT, provided payment thereof is made within thirty (30) days from the date a late charge becomes due. Payment of interest shall not excuse or cure any default by TENANT under this lease.
(e) PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

________/_________

Version 31 Jan 2006

(f) ATTORNEY’S FEES . In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorney’s fees.
(g) SALE OF PREMISES BY LANDLORD . In the event of any sale of the Building Complex or any portion thereof containing the PREMISES, LANDLORD shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any such act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the PREMISES shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the LANDLORD under this Lease.
24.    Rules and Regulations. There is attached hereto as Exhibit “A” a set of Rules and Regulations which shall be also kept and performed by TENANT. LANDLORD shall have the right to modify, enlarge, or delete any provisions thereof and, upon five (5) days notice to TENANT of such amendment, the new provisions shall be kept and performed by TENANT.
25.    Guaranty Under appropriate circumstances at Landlord’s option, TENANT may be required to provide a Guaranty of Lease in the form attached as Exhibit “B” executed by a guarantor satisfactory to Landlord.
26.        Hazardous Substances.

________/_________

Version 31 Jan 2006

(a) Reportable Uses Require Consent. The term“Hazardous substances” as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the PREMISES, is either (i) potentially injurious to the public health, safety or welfare, the environment, or the PREMISES; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of LANDLORD to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. TENANT shall not engage in any activity in or about the PREMISES which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of LANDLORD and compliance in a timely manner (at TENANT’S sole cost and expense) with all Applicable Requirements (as defined in Paragraph (d) below). “Reportable Use” Shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on, or about the PREMISES of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the PREMISES or neighboring properties. Notwithstanding the foregoing, TENANT may, without LANDLORD’S prior consent, but upon notice to LANDLORD and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by TENANT in the normal course of the Permitted Use, so long as such us is not a Reportable Use and does not expose the PREMISES or neighboring properties to any meaningful risk of contamination or damage or expose LANDLORD to any liability therefore. In addition, LANDLORD may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by TENANT upon TENANT’S giving LANDLORD such additional assurances as LANDLORD, in its reasonable discretion, deems necessary to protect itself, the public, the PREMISES and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at LANDLORD’S option, removal on or before lease expiration or earlier termination) of reasonably necessary protective modifications to the PREMISES (such as concrete encasement) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

________/_________

Version 31 Jan 2006

(b) Duty To Inform LANDLORD. If TENANT knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the PREMISES or the Building, other than as previously consented to by LANDLORD, TENANT shall immediately give LANDLORD written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence of, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all documents as may be involved in any Reportable Use involving the PREMISES. TENANT shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the PREMISES (including, without limitation, through the plumbing, septic or sanitary sewer system).
(c) Indemnification. TENANT shall indemnify, protect, defend and hold LANDLORD, its agents, employees, lenders and ground lessor, if any, and the PREMISES, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the PREMISES by or for TENANT or by anyone under TENANT’S control. TENANT’S obligations under this paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by TENANT, and the cost of investigation (including consultants’ and attorneys’ fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by LANDLORD and TENANT shall release TENANT from its obligations under this lease with respect to Hazardous Substances, unless specifically to agreed by LANDLORD in writing at the time of such agreement.

________/_________

Version 31 Jan 2006

(d) TENANT’S Compliance with Requirements. TENANT shall, at TENANT’S sole cost and expense, fully, diligently and in a timely manner, comply with all “Applicable Requirements” which term is used in this lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of LANDLORD’S engineers and/or consultants, relating in any manner to the PREMISES (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the PREMISES, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance) now in effect or which may hereafter come into effect. TENANT shall, within five (5) days after receipt of LANDLORD’S written request, provide LANDLORD with copies of all documents and information, including but not limited to permits registrations, manifests, applications, reports and certificates, evidencing TENANT’S compliance with any Applicable Requirements specified by LANDLORD, and shall immediately upon receipt, notify LANDLORD in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by TENANT or the PREMISES to comply with any Applicable Requirements.

________/_________

Version 31 Jan 2006

TENANT: CHAPEAU, INC. dba BLUEPOINT ENERGY, INC.

BY:	/s/ Guy A. Archbold	DATE:	01/31/2006

ADDRESS:	1190 SUNCAST LANE, SUITE 2
	EL DORADO HILLS, CA 95762	PHONE:	916-939-8705

LANDLORD:	LAMONICA PROPERTIES

BY:	/s/ Larry B. La Monica	DATE:	02/01/2006
LARRY B. La MONICA
ADDRESS:	P.O. BOX 20350	PHONE:	775-841-8992
CARSON CITY, NV 89721

________/_________

Version 31 Jan 2006

EXHIBIT “A”
  RULES AND REGULATIONS
1.    The entire Building Complex, ingress and egress ways, utility lines, and the Unit leased to TENANT shall constitute the “PREMISES” as hereinafter mentioned.
2.    No sign, placard, picture, advertisement, name, or notice shall be inscribed, displayed, or printed, or affixed on or to any part of the outside of the PREMISES without the written consent of the LANDLORD first had and obtained, and LANDLORD shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of TENANT.
All approved signs or lettering on doors shall be printed, painted, affixed, or inscribed at the expense of TENANT by a person approved by LANDLORD.
TENANT shall not place anything or allow anything to be placed near the glass of any window, door, partition, or wall which may appear unsightly from outside the PREMISES; provided, however, that LANDLORD may furnish and install a standard window covering on all exterior windows. TENANT shall not, without prior written consent of LANDLORD which consent will not be unreasonably withheld, cause or otherwise sunscreen any window.
3.    The roads, streets, ways, passages, exits, and entrances shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from the respective PREMISES.
4.    The toilet rooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the TENANT who, or whose employees or invitees, shall have caused it.

________/_________

Version 31 Jan 2006

5.    TENANT shall not use, keep, or permit to be used or kept any foul or noxious gas or substance in the PREMISES, or permit or suffer the PREMISES to be occupied or used in a manner offensive or objectionable to the LANDLORD or other occupants of the PREMISES by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the PREMISES.
6.    TENANT shall not use or keep on the PREMISES any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by LANDLORD.
7.    LANDLORD reserves the right to exclude or expel from the PREMISES any person who, in the judgment of LANDLORD, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the PREMISES.
8.    No vending machine or machines of any description shall be installed, maintained, or operated upon the PREMISES without the written consent of the LANDLORD.
9.    LANDLORD shall have the right, exercisable without notice and without liability to TENANT, to change the name and street address of the PREMISES or any part thereof.
10.    TENANT shall not disturb, solicit, or canvas any occupant of the PREMISES and shall cooperate to prevent same.
11.    TENANT will ensure that no obstructions, either permanent or temporary, will restrict delivery of any tenant’s products and materials.

________/_________

Version 31 Jan 2006

  EXHIBIT “B”
  PERSONAL GUARANTY

In consideration of the making of this Lease by the Landlord with the Tenant oat the request of the undersigned and in reliance on this Guaranty, the undersigned hereby guarantees the payment of the rent to be paid by the Tenant and the performance by the Tenant of all the terms, conditions, covenants and agreements of the Lease, and the undersigned promises to pay all the Landlord’s expenses, including reasonable attorney’s fees, incurred by the Landlord in enforcing this Guaranty. The assignments by the Tenant and Tenant’s assigns, of this Lease, made either with or without notice to the undersigned, or a changed or different use of the demised PREMISES, or Landlord’s forbearance, delays, extensions of time or any other reason whether similar to or different from the foregoing shall not release the undersigned from liability as guarantor.

Dated:                 NONE .

NOT REQUIRED .

GUARANTOR

________/_________

Version 31 Jan 2006

EXHIBIT “C”
LOCATION OF PREMISES

The PREMISES are located at:
20 Industrial Parkway, Mound House, Nevada
12 Industrial Parkway, Units D-1 and E, Mound House, Nevada

Mailing Addresses:
20 Industrial Parkway, Carson City, Nevada 89706
12 Industrial Parkway, Units D-1 and E, Carson City, Nevada 89706

Figure 1. 12 Industrial Parkway

________/_________

Version 31 Jan 2006

Figure 2. 20 Industrial Parkway (to be supplied)

           /